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FOR IMMEDIATE RELEASE:

        PLANET ZANETT ACQUIRES PROFITABLE BOSTON-BASED IT CONSULTING FIRM
            Back Bay Technologies Joins Planet Zanett IT Commonwealth

New York City, New York - (BUSINESS WIRE) - December 10, 2001 - Planet Zanett, Inc. (NASDAQ: INCU), a New York based IT services aggregator today announced the acquisition of Back Bay Technologies, Inc., a technology consulting firm serving blue-chip corporate clients in the New England region. Back Bay has experienced explosive growth since its inception and expects to achieve over $1,000,000 in net income for the calendar year 2001.

Back Bay Technologies, Inc. (http://WWW.BACKBAYTECHNOLOGIES.COM) was founded in 1997 by Marc Maselli and Curtis Stevenson, former consultants with Accenture Ltd (NYSE:ACN). Back Bay Technologies provides J2EE-compliant consulting services to Fortune 500 companies, with a concentration within the financial service industry. Marc Maselli, President of Back Bay Technologies Inc. stated, "We are extremely pleased to be joining the Planet Zanett team. Their Commonwealth model allows culturally unique and client-centric companies like Back Bay to derive the benefits of scale, while preserving their individual identity and core strengths. Planet Zanett will manage certain corporate services for Back Bay, which will allow us to remain focused on our mission of bringing value to our clients."

According to Claudio Guazzoni, President of Planet Zanett, "Back Bay Technologies has demonstrated an ability to generate profits in all types of economic conditions. Their core skill sets and high margins typify the kind of performance we seek within the Planet Zanett IT Commonwealth." Planet Zanett CEO David McCarthy elaborated on the benefits of aggregating profitable, specialty IT firms within a public company by noting, "Being part of a publicly traded company will give Back Bay the stature to attract, motivate and retain key employees. Public equity ownership is just one of the ways Planet Zanett is committed to providing for the common wealth of its staff and shareholders."

ABOUT PLANET ZANETT, INC. (WWW.PLANETZANETT.COM)

Planet Zanett is an industry consolidator led by a group of investment professionals who, since 1991, have formed and consolidated businesses around cutting-edge internet, wireless, optical, and telecom technologies. Planet Zanett partners with the owners of profitable companies to identify highly fragmented markets and then orchestrate a platform for consolidations.

Planet Zanett's management team has been instrumental in the success of a number of young technology companies including Robotic Vision Systems, Inc (NASDAQ :
ROBV), SmartServ Online (NASDAQ : SSOL), YouthStream Media Networks, Inc (NASDAQ : NETS), and FiberNet Telecom Group, Inc (NASDAQ : FTGX).

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FOR MORE INFORMATION, CONTACT:

Planet Zanett, Inc.
Claudio Guazzoni, President
David McCarthy, CEO
135 East 57th Street, 15th Floor
New York, NY  10022
(212) 980-4600
CORPRELATIONS@ZANETT.COM

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, among other things, future events or Planet Zanett, Inc.'s future financial performance. In some cases, you can identify forward-looking statements by terminology including, but not limited to, "may," "will," "could", "should," "expects," "plans," "anticipates" "believes," "estimates," "projects," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements include, but are not limited to, statements regarding: the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may affect Planet Zanett, Inc.'s or its industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risk that Planet Zanett, Inc.'s and Back Bay Technologies, Inc.'s businesses will not be coordinated and integrated successfully, and disruptions from the acquisition will make it more difficult to maintain relationships with clients, lenders, employees, suppliers or other constituents. For a discussion of additional factors that could cause Planet Zanett, Inc.'s results to differ materially from those described in the forward-looking statements, please refer to Planet Zanett, Inc.'s filings with the Securities and Exchange Commission, including, but not limited to, the sections titled "Special Note Regarding Forward-Looking Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors" in Planet Zanett, Inc.'s 2000 Annual Report on Form 10-K and "Special Note Regarding Forward-Looking Statements." These factors may cause Planet Zanett, Inc.'s actual results to differ materially from any forward-looking statement.